Exhibit 99.1

Medley Capital Corporation’s Shareholders Re-Elect Arthur Ainsberg and Seth Taube To Board of Directors

Final Tabulation and Certification Complete

NEW YORK - June 11, 2019 - Medley Capital Corporation (NYSE: MCC, “MCC” or the “Company”) (TASE: MCC) today announced that its independent inspector of elections, First Coast Results, Inc., has tabulated the certified, final results of the Company’s 2019 Annual Meeting of Shareholders held on June 4, 2019 in New York City. Shareholders have voted to re-elect Arthur S. Ainsberg and Seth Taube to the Board of Directors. Additionally, shareholders ratified Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019.

The Company will file a Current Report on Form 8-K with the Securities and Exchange Commission reporting the inspector of election’s final results.

ABOUT MEDLEY CAPITAL CORPORATION
Medley Capital Corporation is a closed-end, externally managed business development company ("BDC") that trades on the New York Stock Exchange (NYSE: MCC) and the Tel Aviv Stock Exchange (TASE:MCC). Medley Capital Corporation's investment objective is to generate current income and capital appreciation by lending to privately-held middle market companies, primarily through directly originated transactions, to help these companies expand their businesses, refinance and make acquisitions. Medley Capital Corporation's portfolio generally consists of senior secured first lien loans and senior secured second lien loans. Medley Capital Corporation is externally managed by MCC Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended. For additional information, please visit Medley Capital Corporation at www.medleycapitalcorp.com.

ABOUT MCC ADVISORS LLC
MCC Advisors LLC is a subsidiary of Medley Management Inc. (NYSE: MDLY, “Medley”). Medley is an alternative asset management firm offering yield solutions to retail and institutional investors. Medley’s national direct origination franchise is a premier provider of capital to the middle market in the U.S. Medley has $4.7 billion of assets under management in two business development companies, Medley Capital Corporation (NYSE: MCC) (TASE: MCC) and Sierra Income Corporation, a credit interval fund, Sierra Total Return Fund (NASDAQ:SRNTX) and several private investment vehicles. Over the past 17 years, we have provided capital to over 400 companies across 35 industries in North America.1 Medley Management Inc. is the parent company of Medley LLC and several registered investment advisors (collectively, ”Medley”). Assets under management refers to assets of Medley’s funds, which represents the sum of the net asset value of such funds, the drawn and undrawn debt (at the fund level, including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). Assets under management are as of March 31, 2019. For additional information, please visit Medley Management Inc. at www.mdly.com.

Medley LLC, the operating company of Medley Management Inc., has outstanding bonds which trade on the New York Stock Exchange under the symbols (NYSE:MDLX) and (NYSE:MDLQ). Medley Capital Corporation is dual-listed on the New York Stock Exchange (NYSE:MCC) and the Tel Aviv Stock Exchange (TASE: MCC) and has outstanding bonds which trade on both the New York Stock Exchange under the symbols (NYSE:MCV), (NYSE:MCX) and the Tel Aviv Stock Exchange under the symbol (TASE: MCC.B1).

Important Information and Where to Find It

In connection with MCC’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”), MCC has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”). The Proxy Statement was first mailed or otherwise delivered to MCC stockholders on or about May 9, 2019. In connection with the proposed mergers of Sierra Income Corporation (“Sierra”), MCC and Medley Management Inc. (“MDLY”), Sierra has filed with the SEC a Registration Statement on Form N-14 that includes a joint proxy statement of Sierra,

MCC, and MDLY and, with respect to Sierra, constitutes a prospectus (collectively, the “Joint Proxy Statement/Prospectus”). The Joint Proxy Statement/Prospectus, as applicable, was first mailed or otherwise delivered to stockholders of Sierra, MCC, and MDLY on or about December 21, 2018. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MCC, THE ANNUAL MEETING, AND THE PROPOSALS TO BE CONSIDERED AND VOTED UPON BY STOCKHOLDERS AT THE ANNUAL MEETING. THE JOINT PROXY STATEMENT/PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT SIERRA, MCC, AND MDLY, THE PROPOSED MERGERS AND RELATED MATTERS, INCLUDING THE INVESTMENT STRATEGIES, RISKS AND EXPENSES OF MCC, EACH OF WHICH CAN BE IMPACTED BY THE MATTERS BEING VOTED UPON AT THE ANNUAL MEETING. Investors and security holders can obtain the Proxy Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by MCC, free of charge, from the SEC’s website (www.sec.gov) and from MCC’s website (www.medleycapitalcorp.com). Investors and security holders may also obtain free copies of the Proxy Statement and other documents filed with the SEC from MCC by contacting Sam Anderson, Medley’s Investor Relations contact, at 212-759-0777.

Participants in the Solicitation

The directors, director nominees, or executive officers of MCC and certain employees of Medley LLC may be deemed to be participants in the solicitation of proxies in connection with the proposed mergers. Information regarding the persons who may, under the applicable regulations of the SEC, be considered participants in the solicitation of MCC stockholders in connection with the proposed mergers is set forth in the Joint Proxy Statement/Prospectus filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Joint Proxy Statement/Prospectus and in other relevant materials that may be to be filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

The information in this communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements, including statements regarding the Annual Meeting and the proposed mergers of MCC, Sierra and MDLY. Such forward-looking statements reflect current views with respect to future events and financial performance, and MCC may make related oral forward-looking statements on or following the date hereof. Statements that include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this material or similar oral statements for purposes of the U.S. federal securities laws or otherwise. Actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in MCC’s filings with the SEC, and: (i) vote results being subject to review and challenge of review; (ii) the parties’ ability to successfully consummate the proposed mergers, and the timing thereof; (iii) the results of the go-shop process that will be conducted by the Special Committee; (iv) the proxy contest of NexPoint Advisors, L.P.; (v) the potential impact that any litigation related to the proposed mergers could have on the parties’ ability or willingness to consummate the mergers; and (vi) the impact of the MCC directors that have been nominated for re-election at the Annual Meeting losing to the competing slate of directors nominated by NexPoint Advisors, L.P. on, among other things, the ability MCC to approve the proposed mergers, or to implement its investment strategy or any other initiative. Additional risks and uncertainties specific to MCC include, but are not limited to: (i) the costs and expenses that MCC has, and may incur, in connection with the proposed mergers (whether or not they are consummated); (ii) the fact that each of the parties to the proposed mergers currently has the right to terminate the merger agreements without penalty; (iii) the impact that any litigation relating to the proposed mergers may have on MCC; (iv) the ability of portfolio companies to pay interest and principal in the future; and (v) negative effects of entering into the proposed mergers on the trading volume and market price of the MCC’s common stock.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Proxy Statement and in the public filings of MCC, including the “Risk Factors” section of most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The forward-looking statements in this communication represent MCC’s views as of the date of hereof. MCC anticipates that subsequent events and developments will cause their views to change. However, while MCC may elect to update these forward-looking statements at some point in the future, MCC does not have the current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing MCC’s views as of any date subsequent to the date of this material.

Investor Relations Contact:
Sam Anderson
Head of Capital Markets & Risk Management
Medley Management Inc.
212-759-0777

Media Contacts:
Jonathan Gasthalter/Nathaniel Garnick
Gasthalter & Co.
212-257-4170

1Medley Management Inc. is the parent company of Medley LLC and several registered investment advisors (collectively, ”Medley”). Assets under management refers to assets of Medley’s funds, which represents the sum of the net asset value of such funds, the drawn and undrawn debt (at the fund level, including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). Assets under management are as of March 31, 2019.